THIS AGREEMENT (this “Agreement”), dated June 5, 2009 is entered into by and between NEOMEDIA TECHNOLOGIES INC., a Delaware corporation (the “Company”), and YA GLOBAL INVESTMENTS, L.P. (the “Buyer”).  Reference is made to the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as of July 29, 2008, as amended on April 6, 2009, between the Company and the Buyer.  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Securities Purchase Agreement.

WHEREAS:

A.	Pursuant to the Securities Purchase Agreement, the Company has issued and the Buyer has purchased secured convertible debentures.

B.	The Company desires to issue, and the Buyer desires to purchase an additional convertible debenture in the form attached hereto as Exhibit A (the “Additional Debenture”).

C.	In order to induce the Company to issue and the Buyer to purchase the Additional Debenture, the parties desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.           Purchase and Sale of Additional Debenture.  In reliance on the representations and warranties and the terms and conditions set forth in this Agreement, on the date hereof the Buyer shall purchase, and the Company shall issue and sell the Additional Debenture with a face amount of $715,000 for a purchase price of $715,000.  The Additional Debenture shall be in the form attached hereto as Exhibit A.  The Additional Debenture shall be deemed to be included in term “Convertible Debentures” as used in the Securities Purchase Agreement and the other Transaction Documents.  Upon the issuance of the Additional Debenture the Buyer shall pay the purchase price, minus any fees or expenses to be deducted from the purchase price as set forth below, by wire transfer of immediately available funds in accordance with instructions to be provided by the Company.

2.           Representations and Warranties of Buyer.

(a)       The representations and warranties of the Buyer set forth in Section 2 of the Securities Purchase Agreement are hereby incorporated by reference with such changes necessary to relate to this Agreement as if set forth in their entirety herein (the “Buyer Representations and Warranties”).  For the avoidance of doubt, in the Buyer Representations and Warranties references to “Securities” shall be deemed references to the Additional Debenture and the shares of Common Stock issuable upon conversion thereof, references to “Conversion Shares” shall be deemed to reference the shares of Common Stock issuable upon conversion of the Additional Debenture, and any reference to “Transaction Documents” shall be deemed to include a reference to this Agreement and to the Additional Debenture.

(b)       The Buyer hereby represents and warrants that except as may otherwise be disclosed on a disclosure schedule attached hereto, the Buyer Representations and Warranties are true and correct on the date hereof (except for representations and warranties that speak as of a specific date).

3.           Representations, Warranties, and Covenants of Company.

(a)       The representations and warranties of the Company set forth in Section 3 of the Securities Purchase Agreement are hereby incorporated by reference with such changes necessary to relate to this Agreement as if set forth in their entirety herein (the “Company Representations and Warranties”).  For the avoidance of doubt, in the Company Representations and Warranties references to “Securities” shall be deemed references to the Additional Debenture and the shares of Common Stock issuable upon conversion thereof, references to “Conversion Shares” shall be deemed to reference the shares of Common Stock issuable upon conversion of the Additional Debenture, references to “Convertible Debenture” shall be deemed to reference the Additional Debenture, and any reference to “Transaction Documents” shall be deemed to include a reference to this Agreement and to the Additional Debenture.

(b)       The Company hereby represents and warrants that except as disclosed in the Officer’s Certificates dated April 6, 2009 and May 1, 2009 which are herein incorporated by reference, in their entirety, or as may otherwise be disclosed on a disclosure schedule attached hereto or as set forth in the SEC Documents, such Company Representations and Warranties are true and correct on the date hereof (except for Company Representations and Warranties that speak as of a specific date).

4.           Security Interest Granted Pursuant to Security Documents.  The Company agrees and acknowledges (i) that its obligations under the Additional Debenture shall be secured by all collateral granted by the Company to the Buyer, including, without limitation, the assets of the Company pledged to the Buyer pursuant to (a) that certain Security Agreement dated July 29, 2008 by and between the Company and the Buyer (the “Security Agreement”) and (b) that certain Intellectual Property Security Agreement dated July 29, 2008 by and between the Company and the Buyer (the “IP Security Agreement,” and collectively along with the Security Agreement, the “Security Documents”), and (ii) that the obligations under the Additional Debenture are hereinafter expressly included as part of the “Obligations” as such term is defined and used in the Security Documents.

5.           Covenants.

(a)       The Company hereby acknowledges and agrees that nothing contained herein, in the Additional Debenture, or in any of the documents executed in connection with the Additional Debenture shall operate as or be deemed to constitute a cure or waiver of any default or events of default under any of the Transaction Documents, including, without limitation, any default or events of default whether now existing or hereafter arising.

(b)       The Company hereby acknowledges and agrees that it remains liable to the Buyer for the payment and performance of all amounts due under the Convertible Debentures issued pursuant to the Securities Purchase Agreement, including those issued pursuant to the amendment to the Securities Purchase Agreement dated April 6, 2009, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(c)       The Company hereby ratifies, confirms, and reaffirms, all and singular the representations, warranties, terms, and conditions set forth in the Securities Purchase Agreement, the Convertible Debentures, and each of the other Transaction Documents, and further acknowledges and agrees that all terms and conditions of the Securities Purchase Agreement, the Convertible Debentures, and the other Transaction Documents shall remain in full force and effect.

(d)       Fees and Expenses.

(i)           The Company shall pay a structuring fee to the Buyer or its designees in the amount of $5,000 which shall be paid directly from the proceeds of the closing of the purchase and sale of the Additional Debenture hereunder.

(ii)           The Company shall deposit into escrow $50,000 directly from the proceeds of the closing of the purchase and sale of the Additional Debenture hereunder (the “Additional Monitoring Fee,” and as deposited into escrow, the “Additional Escrow Funds”) which shall be used to compensate the Investment Manager for monitoring and managing the purchase and investment made by the Buyer hereunder.  The Additional Escrow Funds shall be held by the Escrow Agent in accordance with the Escrow Agreement and disbursed to the Investment Manager periodically in accordance with the Escrow Agreement and the exhibits thereto.

6.           Other Agreements. Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied and in all other respects the Transaction Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Agreement and the other Transaction Documents, the terms of this Agreement shall control.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first above written.

COMPANY:
NEOMEDIA TECHNOLOGIES INC.

By:	/s/ Michael W. Zima
Name:	Michael W. Zima
Title:	Chief Financial Officer

BUYER:
YA GLOBAL INVESTMENTS, L.P.
By:	Yorkville Advisors, LLC
its Investment Manager

By:	/s/ Gerald Eicke
Name:	Gerald Eicke
Title:	Managing Member

Exhibit A

Form of Additional Debenture